Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO SUBORDINATED SECURED NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO SUBORDINATED SECURED NOTE PURCHASE AGREEMENT (the “First Amendment”) is made this 30th day of November, 2011 (the “Effective Date”), by and among HELICOS BIOSCIENCES CORPORATION, a Delaware corporation (the “Company”), and each of the purchasers named on the Schedule of Purchasers attached hereto as Schedule 1 (the “Schedule of Purchasers”) as a “Purchaser” (each individually a “Purchaser,” and collectively the “Purchasers”).

BACKGROUND:

WHEREAS, reference is made to a certain Subordinated Secured Note Purchase Agreement dated as of November 16, 2010 by and among the Company and the Purchasers (the “Note Purchase Agreement”). Capitalized terms used but not defined herein shall have the same meaning as in the Note Purchase Agreement.

WHEREAS, the Company continues to require additional funds in order to fund its operations;

WHEREAS, the Company desires to issue and sell the Notes to the Purchasers, and the Purchasers desire to purchase the Notes from the Company, as set forth herein and in the Notes; and

WHEREAS, the Company and the Purchasers now desire to amend the Note Purchase Agreement as set forth herein.

AGREEMENTS:

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and the Purchasers hereby agree and amend the Note Purchase Agreement as follows:

1.  Additional Committed Loan Closings.  Section 2.1(b)(ii) and (iv) of the Note Purchase Agreement is hereby amended and restated as follows:

(ii) Additional Committed Loan Closings.  One or more additional Closings (each an “Additional Committed Loan Closing” and together, the “Additional Committed Loan Closings”) of the sale by the Company of Committed Notes and the purchase by the Purchasers of Committed Notes issued by the Company shall be held via the remote exchange of documents on such dates occurring on or before the earlier to occur of (i) December 31, 2012 and (ii) the occurrence of any event described in Section 7.1(f) of this Agreement (such earlier date being referred to as the “Commitment Termination Date”) as the Company shall request in written notices (each, a “Notice”) (which shall indicate the aggregate principal amount of additional Notes the Company requests to issue at such Additional Committed Loan Closing) to be delivered to the Purchasers at least ten (10) days prior to the proposed date of each such Additional Committed Loan Closing; provided that (i) the Notes to be issued pursuant to Section 2.1(a)(i)(B) shall be Committed Notes (and their issuance shall reduce the remaining amount of the commitment to issue Committed Notes on a dollar for dollar basis), shall be in an aggregate original principal amount as requested by the Company in the Notice with respect to each such Additional Committed Loan Closing, and shall be issued no more frequently than once per calendar month or on such other dates as may be agreed between the Company and the Majority Purchasers), (ii) the aggregate amount of Notes purchased by any Purchaser shall not exceed $1,000,000.02 for the Committed Notes, (iii) no Committed Notes shall be issued at any Additional Committed Loan Closing unless the conditions to Additional Committed Loan Closings set forth on Schedule 2.1(b)(ii) attached hereto have been fulfilled (or waived by all the Purchasers).

(iv)                              Transactions at Each Closing.  At each Closing, the Company shall issue and the Purchasers shall purchase, on a several and not joint basis, the amount of Notes as provided in Section 2.1 hereof (but in any event, at each Closing on the purchase and sale of a Committed Note, including at the Initial Loan Closing, the aggregate amount of Notes to be issued at such Closing shall not exceed the principal amount as requested by the Company in the Notice, and with respect to the purchase and sale of all Notes, the aggregate original principal amount shall not exceed $4,000,000).  At each Closing, the Company shall issue to each Purchaser a Note representing the principal amount of the Note issued to such Purchaser at such Loan Closing.

2.  Ratification.  In all other respects the Note Purchase Agreement shall remain unmodified and shall continue in full force and effect, as amended hereby. The parties hereby ratify, confirm, and reaffirm all of the terms and conditions of the Note Purchase Agreement, as amended hereby.

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IN WITNESS WHEREOF, the parties have executed this Subordinated Secured Note Purchase Agreement as an instrument under seal as of the date first above written.

COMPANY:

HELICOS BIOSCIENCES CORPORATION

By:	/s/ Jeffrey R. Moore
Name: Jeffrey R. Moore
Title: Senior Vice President and Chief Financial Officer

Jurisdiction of Organization: Delaware
Chief Executive Office:
One Kendall Square
Suite 7301
Cambridge, MA 02139

PURCHASERS:

APPLIED GENOMIC TECHNOLOGY CAPITAL FUND, L.P.;
AGTC ADVISORS FUND, L.P.
Each by AGTC Partners, L.P., its General Partner
By NewcoGen Group Inc. its General Partner

By:	/s/ Noubar Afeyan
Name: Noubar Afeyan
Title: President

Notice Address:

One Memorial Drive, Seventh Floor
Cambridge, MA 02142
Attn:

NEWCOGEN GROUP LLC;
NEWCOGEN EQUITY INVESTORS LLC;
NEWCOGEN-ELAN LLC;
NEWCOGEN-PE LLC;
NEWCOGEN-LONG REIGN HOLDING LLC;
ST NEWCOGEN LLC

Each by its Manager NewcoGen Group Inc.

By:	/s/ Noubar Afeyan
Name: Noubar Afeyan
Title: President

Notice Address:

One Memorial Drive, Seventh Floor
Cambridge, MA 02142
Attn:

PURCHASERS:

FLAGSHIP VENTURES FUND 2004, L.P.

By its General Partner
Flagship Ventures General Partner
LLC

By: :	/s/ Noubar Afeyan
Manager

Notice Address:
One Memorial Drive, Seventh Floor
Cambridge, MA 02142
Attn:

PURCHASERS:

ATLAS VENTURE FUND VI, L.P.
ATLAS VENTURE ENTREPRENEURS’ FUND VI, L.P.
By:	Atlas Venture Associates VI, L.P.
Their General Partner
By:	Atlas Venture Associates VI, Inc.
Its General Partner

By:	/s/ Kristen Laguerre
Name: Kristen Laguerre
Title: Vice President

Notice Address:

25 First Street, Suite 303
Cambridge, MA 02141
Attention: General Counsel

ATLAS VENTURE FUND VI, GMBH & CO. KG
By:	Atlas Venture Associates VI, L.P.
Its Managing Limited Partner
By:	Atlas Venture Associates VI, Inc.
Its General Partner

By:	/s/ Kristen Laguerre
Name: Kristen Laguerre
Title: Vice President

Notice Address:

25 First Street, Suite 303
Cambridge, MA 02141
Attention: General Counsel

PURCHASERS:

ATLAS VENTURE FUND V, L.P.
ATLAS VENTURE ENTREPRENEURS’ FUND V, L.P.
By:	Atlas Venture Associates V, L.P.
Their General Partner
By:	Atlas Venture Associates V, Inc.
Its General Partner

By:	/s/ Kristen Laguerre
Name: Kristen Laguerre
Title: Vice President

Notice Address:

25 First Street, Suite 303
Cambridge, MA 02141

Attention: General Counsel